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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 March 18, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-24424                  41-1569769
 ------------------------     ------------------------     -------------------
 (State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


                   10000 Valley View Road,
                   Eden Prairie, Minnesota           55344-9361
               -------------------------------       ----------
               (Address of Principal Executive       (Zip Code)
                          Offices)


                        Telephone Number: (952) 947-8700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

          On March 18, 2002, CIMA LABS INC. (the "Company") announced that Dr. John M. Siebert, Ph.D., President, Chief Executive Officer and Director of the Company, plans to retire from the Company. Attached as Exhibit 99 is a copy of the press release relating to the planned retirement of Dr. Siebert, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

              Exhibit               Description

                  99                Press Release dated March 18, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2002

                                       CIMA LABS INC.
                                       (Registrant)


                                       By /s/ David A. Feste
                                         ---------------------------------------
                                         David A. Feste
                                         Vice President, Chief Financial Officer
                                         and Secretary



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                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER         DESCRIPTION                                   METHOD OF FILING
     -------        -----------                                   ----------------
        99          Press Release dated March 18, 2002.           Filed herewith.